SUPPLEMENT TO THE
PROSPECTUSES, STATEMENT OF ADDITIONAL INFORMATION AND SUMMARY PROSPECTUSES
OF
WELLS FARGO EQUITY GATEWAY FUNDS
Wells Fargo Diversified Equity Fund
 (the "Fund")

Effectively immediately, all references to Eric J. Sens, CFA in the Fund's Prospectuses, Summary Prospectuses and Statement of Additional Information are hereby removed.

May 31, 2018 EGAM058/P903SP3